Exhibit 10.20

Recorded Date 8-13-08

File #2008 - 00034285

AMENDMENT TO

“APPENDIX D – LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY – 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by Carroll B. Robichaux, its Chairman, authorized by resolution of said Commission, a copy of which is a attached hereto and made apart hereof (hereinafter referred to as “LAC”); and

PETROLEUM HELICOPTERS, INC., a Louisiana Corporation duly authorized and conducting business in the State of Louisiana, herein represented by Michael J. McCann, its Chief Financial Officer, duly authorized by Resolution of its Board of Directors, a copy of which is attached hereto and made apart hereof (hereinafter “LESSEE”);

who, upon the following terms and conditions, do hereby agree to amend that certain Lease entered into by and between LAC and LESSEE and recorded on November 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”).

ARTICLE I, “PREMISES”, is hereby amended to remove and exclude the following property, together with all buildings, improvements and facilities thereon located, from the premises subject to the Lease:

That certain tract of land located in Lafayette Parish, Louisiana, Section 43, Township 10 South - Range 5 East containing 0.007 acres and all coordinates and bearings are based on The Louisiana State NAD 1983 Coordinate System and are more fully described as follows:

BEGINNING at the most northwesterly corner of said tract leased to Petroleum Helicopters, Inc., and being along the east right-of-way of US Hwy 90, having coordinates of X=3,070,378.96 ft. and Y=619,540.75 ft.; THENCE North 64°49’ 18” East for a distance of 7.01 feet to a corner having coordinates of X=3,070,385.30 ft. and Y=619,543.73 ft.; THENCE South 20°22’46” East for a distance of 92.73 feet to a corner along the east right-of-way of US Hwy 90 having coordinates of X=3,070,417.59 ft. and Y=619,456.80 ft.; THENCE North 24°42’56” West for a distance of 92.41 feet to the POINT OF BEGINNING, all containing 0.007 acres, and being more fully described as ADV-F-P1 on a map of survey titled “Right Of Way Map, State Project No. ###-##-####, F.A.P. No. 0009(803), Lafayette Airport Commission, Lafayette Parish”, prepared by Professional Engineering and Survey Company, Inc., dated 05/02/05, attached hereto and made a part hereof as “Exhibit A”.

The above-described property, together with all buildings, improvements and facilities thereon located, hereby reverts to the use and occupancy of the Lafayette Airport Commission.

Except as specifically modified herein, all other terms, covenants and conditions of the Lease will continue in full force and effect.

IN WITNESS WHEREOF, the undersigned party hereto has executed this Amendment to Lease on the 12th day of August, 2008, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ Rene Cotton	BY:	/s/ Carroll B. Robichaux Jr
Carroll B. Robichaux, Chairman
/s/ Cindy B. Jean

/s/ Tina Lation
NOTARY PUBLIC
Tina Lation 51041

IN WITNESS WHEREOF, the undersigned party hereto has executed this Amendment to Lease on the 12 day of August, 2008, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PETROLEUM HELICOPTERS, INC.

[ILLEGIBLE]	BY:	/s/ Michael J. McCann
Michael J. McCann, Chief Financial Officer

/s/ Brian Dale

/s/ Mary E. Johnson
NOTARY PUBLIC
Mary E. Johnson #64911
My Commission expired life

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared Carroll B. Robichaux, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of it’s Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ Carroll B. Robichaux Jr
Carroll B. Robichaux

SWORN TO AND SUBSCRIBED before me, this 12 day of August, 2008.

/s/ Tina Lation
NOTARY PUBLIC
Tina Lation # 51041

CORPORATE RESOLUTION

PETROLEUM HELICOPTERS, INC.

(ATTACH COPY)

EXTRACT OF MINUTES

OF

THE BOARD OF DIRECTORS

OF

PHI, INC.

I, the undersigned Secretary of PHI, Inc. do hereby certify that I am the keeper of the corporate records and minutes of the proceedings of the Board of Directors of said corporation, and that effective the 4th day of May 2004, the following resolution was duly and lawfully adopted and has not been rescinded or modified and remains in full force and effect as of the date set forth below.

DELEGATION OF AUTHORITY FOR CONTRACT EXECUTION

As a matter of law, only the Board of Directors can bind a corporation to the terms and conditions of a contract. However, the Board may delegate its authority to approve and execute contracts to officers and other persons. Pursuant to that power, the Board has delegated certain contract authority as set forth below. Any contract not covered by the following and any type contract specified under the caption “Reserved Contracts” must be approved by the Board of Directors.

CONTRACT APPROVAL

Expenditure Contracts

1. Expenditure Contracts that relate to the ordinary course of business may be approved by the Chief Financial Officer, Treasurer, Secretary, Chief Administrative Officer, Director of Human Resources or the Contract Review Committee in the aggregate of $1,000,000.00.

Lafayette, Louisiana this 10 day of July 2007.

/s/ Michael J. McCann
MICHAEL J. MCCANN
SECRETARY

“EXHIBIT A” SOUTH WESTERN LAND DISTRICT TIOS-R-D5E 50 Page) 01:33 20 Sep SECTION4. EXISTING SECTION 43 P.H.I. DRIVE LAFAYETTE AIRPORT LAFAYETTE AIRPORT COMMISSION (PETROLEUM HELICOPTERS, INC.) ACRE (LEASE) VICINITY MAP NOTE.· COOHDINATES AND BEARINGS SHOWN HEREON AHC 6HID AND .ARE ON THE LOIRSI.ANA STATF EXISTING W7 NAD /98.1 ENGLISH COONOINATF SYSTFH. SOUTH ZONE. TO CONVERT TO EOOETIC 8/!ARINGS USE RIGHT OF WAY MAP . STATE PROJECT NO. ###-##-#### I F.A.P. NO. 0009(803) LAFAYETTE AIRPORT COMMISSION, ETAL iii LAFAYETTE PARISH PETHO HELICOPTFRS. INC. c. .8. 99-152.11 DATE: APH 1999 811-49 c. 0.8. 5.111464 DATE: APH. .10. 1969 0. 007 ACHES IDV-F..PI w ALFRED L. REAUX LAFAYETTE AIHI’OHT COMMISSION. ETAL C.O.D. 5.19465 DATE: APR. SO, 1969 PROFESSIONAL LAND SURVEYOR c.0.8. ll-1466.1 DATE: HAYS. 11181 PENSCO~AYETTE. LA.1 DATE: 05/02/05 SHEET NO. OWNER ACOIRSITION AREA:J DRAWN BY: T JP OF I PAIICEL